[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and the registrant customarily and actually treats as private and confidential.
Second Amendment
to the
EXCLUSIVE LICENSE AGREEMENT
between
The Washington University|
and
Ocugen, Inc.
This second amendment (“Second Amendment”) to the Exclusive License Agreement, WU Contract Number A2023-0203, is effective as of the date of the last signature below (“Second Amendment Effective Date”), by and between The Washington University, through its Office of Technology Management having its principal office at 4240 Duncan Avenue, Suite 110, St. Louis, MO 63110 (hereinafter referred to as “WU”), and Ocugen, Inc., having its principal office at 11 Great Valley Parkway, Malvern, PA 19355 and its affiliates (hereinafter and collectively referred to as “Licensee”). WU and Licensee are referred to herein individually as a “Party” and collectively as the “Parties” of this Second Amendment. Capitalized terms that are not defined herein shall have the meaning ascribed to them in the Agreement (as defined below).
WHEREAS, the Parties made and entered into that certain Exclusive License Agreement, WU Contract Number A2023-0203 as of September 23, 2022 (as amended by that certain First Amendment to the Exclusive License Agreement by and between the Parties effective as of January 31, 2023, the “Agreement”);
WHEREAS, the Parties wish to amend the Agreement to (i) modify Territory to include Hong Kong, and (ii) update Patent Rights under Schedule C;
NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, WU and Licensee hereby agree to amend the Agreement as follows:
1.Under SUMMARY OF TERMS, the following term shall be amended as follows:
“Territory: US, Europe, Japan, South Korea, Australia, and China”
Shall be deleted in its entirety and replaced with the following:
“Territory: US, Europe, Japan, South Korea, Australia, China, and Hong Kong”
2.Schedule C of the Agreement is hereby amended by deleting Schedule C in its entirety and replacing it with the following new Schedule C:
SCHEDULE C
•Patent Rights
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•Tangible Research Property

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•Technical Information
3.Except as expressly provided in this Second Amendment, all other terms, conditions and provisions of the Agreement shall continue in full force and effect as provided therein.
IN WITNESS WHEREOF the Parties have caused this Second Amendment to Agreement to be executed and delivered by their duly authorized representatives as of the Second Amendment Effective Date.

THE WASHINGTON UNIVERSITY	OCUGEN, INC. (LICENSEE)
/s/ Nichole Mercier November 9, 2023 Signature Date	/s/ Shankar Musunuri 11/28/2023 Signature Date
Nichole R. Mercier, PhD Asst. Vice Chancellor & Managing Director Office of Technology Management	Dr. Shankar Musunuri Chairman and CEO

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